NATIONAL COLLEGIATE STUDENT LOAN TRUST 2004-2

CLOSING DATE: OCTOBER 28, 2004
MONTHLY DISTRIBUTION REPORT

COLLECTION PERIOD                             10/28/04     TO     11/30/04
MONTHLY DISTRIBUTION DATE                     12/27/04
VOLUME 1

------------------------------------------------------------------------------------------------------------------------------------
I  ASSET AND LIABILITY SUMMARY
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
A. STUDENT LOAN PORTFOLIO                                            10/28/04                   CHANGE                    11/30/04
------------------------------------------------------------------------------------------------------------------------------------
    1  Student Loan Principal                                $ 800,261,952.53           $(2,482,603.00)          $  797,779,349.53
    2  Student Loan Accrued Interest + Accrued Late Fees         6,516,864.65             3,662,522.87               10,179,387.52
                                                             ----------------           --------------           -----------------
    3  Pool Balance                                          $ 806,778,817.18           $ 1,179,919.87           $  807,958,737.05
                                                             ----------------           --------------           -----------------

    4  Weighted Average Coupon (WAC)                                    6.22%                    0.00%                       6.22%
    5  Weighted Average Maturity (WAM)                           270.6 Months              -1.3 Months                269.3 Months
    6  Number of Loans                                                 68,366                      -66                      68,300
    7  Number of Borrowers                                             65,240                      -60                      65,180
------------------------------------------------------------------------------------------------------------------------------------
B.     TRUST ACCOUNTS AND TERI PLEDGE FUND                           10/28/04                   CHANGE                    11/30/04
------------------------------------------------------------------------------------------------------------------------------------
    1  Collection Account + Collections Receivable Account   $  11,968,093.57           $ 3,431,422.44           $   15,399,516.01
    2  Reserve Account (at market value)                     $ 244,500,000.00           $   392,740.88           $  244,892,740.88
                                                             ----------------           --------------           -----------------
    3  Total Trust Accounts                                  $ 256,468,093.57           $ 3,824,163.32           $  260,292,256.89
    4  TERI Pledge Fund (at market value)                    $  46,985,284.55           $  (123,314.54)          $   46,861,970.01
    5  Total Trust Accounts and TERI Pledge Fund             $ 303,453,378.12           $ 3,700,848.78           $  307,154,226.90
    6  Pool Balance + Trust Accounts                         $1,063,246,910.75          $ 5,004,083.19           $1,068,250,993.94
    7  Pool Balance + Trust Accounts + TERI Pledge Fund      $1,110,232,195.30          $ 4,880,768.65           $1,115,112,963.95
    8  Has the Stepdown Date occurred? (a)  NO
       If  "Yes" :
       (a) Is the parity ratio at least 101%? (a)
       (b) Is the Cumulative Gross Default Rate greater than 10%? (a)
       (c) Is TERI solvent and paying claims? (a)

-------------------------------------------------------------------------------------------------------
C.     SECURITIES          CUSIP           INDEX         SPREAD           10/28/04           CHANGE
-------------------------------------------------------------------------------------------------------
    1  Class A-1         63543PAU0        1M LIBOR       0.11%        $  290,569,000.00    $      -
    2  Class A-2         63543PAV8        1M LIBOR       0.15%        $  149,830,000.00    $      -
    3  Class A-3         63543AW6         1M LIBOR       0.21%        $  187,338,000.00    $      -
    4  Class A-4         63543PAX4        1M LIBOR       0.31%        $  194,695,000.00    $      -
    5  Class A-5 (b)  63543PAY2 & BC9     1M LIBOR       0.48%        $  187,870,000.00    $      -
    6  Class A-IO        63543PAZ9         Fixed         9.75%               (c)           $      -
    7  Class B           63543PBA3        1M LIBOR       0.54%        $   55,800,000.00    $      -
    8  Class C           63543PBB1        1M LIBOR       0.80%        $   56,800,000.00    $      -
-------------------------------------------------------------------------------------------------------
    9  Total Securities                                               $1,122,902,000.00    $      -
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
       SECURITIES             11/30/04           CHANGE           12/27/04      % OF SECURITIES
-------------------------------------------------------------------------------------------------
    1  Class A-1         $  290,569,000.00  $(9,596,791.75)   $  280,972,208.25     25.24%
    2  Class A-2         $  149,830,000.00  $          -      $  149,830,000.00     13.46%
    3  Class A-3         $  187,338,000.00  $          -      $  187,338,000.00     16.83%
    4  Class A-4         $  194,695,000.00  $          -      $  194,695,000.00     17.49%
    5  Class A-5 (b)     $  187,870,000.00  $          -      $  187,870,000.00     16.87%
    6  Class A-IO              (c)          $          -             (c)             0.00%
    7  Class B           $   55,800,000.00  $          -      $   55,800,000.00      5.01%
    8  Class C           $   56,800,000.00  $          -      $   56,800,000.00      5.10%
-------------------------------------------------------------------------------------------------
    9  Total Securities  $1,122,902,000.00  $(9,596,791.75)   $1,113,305,208.25    100.00%
-------------------------------------------------------------------------------------------------


         (a)The Stepdown Date is December 2010. At the Stepdown Date principal payments made on the Class B and Class C Securities may begin to be paid pro-rata with the Class A Securities. See the prospectus for complete information concerning the Stepdown Date.

         (b)Class A-5 Securities include Class A-5-1 and A-5-2.

         (c)The initial notional amount, in effect thru Oct. 2008, for Class A-IO (interest-only) equals $100,000,000,

NATIONAL COLLEGIATE STUDENT LOAN TRUST 2004-2

--------------------------------------------------------------------------------
II TRANSACTIONS AND ACCRUALS                           FROM 10/28/04 TO 11/30/04
--------------------------------------------------------------------------------
A.        STUDENT LOAN CASH PRINCIPAL ACTIVITY
      1   Principal Payments Received                            $(2,621,480.67)
      2   Principal Claims from Guarantor                        $          -
      3   Repurchased Principal                                  $          -
      4   New Loan Additions                                     $          -
      5   Other Adjustments                                      $          -
          ----------------------------------------------------------------------
      6   Total Principal Collections                            $(2,621,480.67)
          ----------------------------------------------------------------------

B.        STUDENT LOAN NON-CASH PRINCIPAL ACTIVITY
      1   Capitalized Interest                                   $   159,319.13
      2   Realized Losses                                        $          -
      3   Other Adjustments                                      $   (20,441.46)
          ----------------------------------------------------------------------
      4   Total Non-Cash Principal Activity                      $   138,877.67
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
C.        TOTAL STUDENT LOAN PRINCIPAL ACTIVITY (IIA6 + IIB4)    $(2,482,603.00)
          ----------------------------------------------------------------------

D.        STUDENT LOAN CASH INTEREST ACTIVITY
      1   Interest Payments Received                             $  (788,915.97)
      2   Interest Claims from Guarantor                         $          -
      3   Repurchased Principal                                  $          -
      4   New Loan Additions                                     $          -
      5   Late Fees                                              $       (75.71)
      6   Other Adjustments                                      $          -
          ----------------------------------------------------------------------
      7   Total Interest Collections                             $  (788,991.68)
          ----------------------------------------------------------------------

E.        STUDENT LOAN NON-CASH INTEREST ACTIVITY
      1   Interest Accruals                                      $ 4,614,659.86
      2   Capitalized Interest                                   $  (159,319.13)
      3   Realized Losses                                        $          -
      4   Other Adjustments                                      $    (3,826.18)
          ----------------------------------------------------------------------
      5   Total Non-Cash Interest Activity                       $ 4,451,514.55
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
F.        TOTAL STUDENT LOAN INTEREST ACTIVITY (IID7 + IIE5)     $ 3,662,522.87
--------------------------------------------------------------------------------

   NATIONAL COLLEGIATE STUDENT LOAN TRUST 2004-2


-----------------------------------------------------------------------------
III  COLLECTION ACCOUNT ACTIVITY
-----------------------------------------------------------------------------
A.     COLLECTION ACCOUNT
    1  Collections by Servicers                              $ 3,410,396.64
    2  Claim Payments from Guarantor                         $            -
    3  Liquidation Proceeds and Recoveries                   $            -
    4  Sale Proceeds                                         $            -
    5  Investment Earnings on Trust Accounts                 $   413,690.97
    6  Excess of Specified Reserve Account Balance           $            -
    7  Other Receipts                                        $        75.71
    8  Opening Balance + Receivable                          $11,968,093.57
       ----------------------------------------------------------------------
    9  Total Available Funds                                 $15,792,256.89
       ----------------------------------------------------------------------


B.  ALLOCATIONS THRU 11/30/04 WITH PAYMENTS AND DISTRIBUTIONS FOR 12/27/04         TOTAL
                                                                                 AVAILABLE         REMAINING        RESERVE
                                                                                   FUNDS              FUNDS         TRANSFER
                                                                               $15,792,256.89    $ 15,792,256.89
    1  Payments of Trust Expenses, Servicer, Administrator, Paying Agent
       and Back-up Administrator
            (a) Payment of Trust Expenses                                      $   102,500.00    $ 15,689,756.89    $     -
            (b) Payment of Servicing Fees                                      $       -         $ 15,689,756.89    $     -
            (c) Payment of Administration Fees                                 $    37,646.73    $ 15,652,110.16    $     -
            (d) Payment to Irish Paying Agent                                  $       -         $ 15,652,110.16    $     -
            (e) Payment of Back-up Administration Fees                         $     1,000.00    $ 15,651,110.16    $     -
    2  Allocations of Trust Expenses, Servicer, Administrator, Paying Agent
       and Back-up Administrator
            (a) Allocation of Trust Expenses                                   $       -         $ 15,651,110.16    $     -
            (b) Allocation of Servicing Fees                                   $   117,314.00    $ 15,533,796.16    $     -
            (c) Allocation of Administration Fees                              $       -         $ 15,533,796.16    $     -
            (d) Allocation to Irish Paying Agent                               $       -         $ 15,533,796.16    $     -
            (e) Allocation of Back-up Administration Fees                      $       -         $ 15,533,796.16    $     -
    3  Payment to TERI Pledge Fund, additional Guaranty Fees                   $       -         $ 15,533,796.16    $     -
    4  Allocation to TERI Pledge Fund, additional Guaranty Fees                $    24,319.26    $ 15,509,476.90    $     -
    5  Payment of Interest Distribution Amount to Class A Securities:
            (a) Class A-1                                                      $ 1,035,215.02    $ 14,474,261.88    $     -
            (b) Class A-2                                                      $   543,790.50    $ 13,930,471.38    $     -
            (c) Class A-3                                                      $   698,655.21    $ 13,231,816.17    $     -
            (d) Class A-4                                                      $   758,541.45    $ 12,473,274.72    $     -
            (e) Class A-5                                                      $   772,094.40    $ 11,701,180.32    $     -
            (f) Class A-IO                                                     $ 1,597,916.67    $ 10,103,263.65    $     -
    6  Payment of Interest Distribution Amount to Class B Securities:
            (a) Class B                                                        $   238,789.59    $ 9,864,474.06     $     -
    7  Payment of Interest Distribution Amount to Class C Securities:
            (b) Class C                                                        $   267,682.31    $ 9,596,791.75     $     -
    8  Payment to Reserve Account up to Specified Reserve Account Balance      $       -         $ 9,596,791.75     $     -
    9  Payment to TERI, to Purchase Rehabilitated Loans                        $       -         $ 9,596,791.75     $     -
    10 Payment of Principal Distribution Amount to Class A Securities:
            (a) Class A-1                                                      $ 9,596,791.75    $       -          $     -
            (b) Class A-2                                                      $       -         $       -          $     -
            (c) Class A-3                                                      $       -         $       -          $     -
            (d) Class A-4                                                      $       -         $       -          $     -
            (e) Class A-5-1                                                    $       -         $       -          $     -
            (f) Class A-IO                                                     $       -         $       -          $     -
    11 Payment of Principal Distribution Amount to Class B Securities:
            (a) Class B                                                        $       -         $       -          $     -
    12 Payment of Principal Distribution Amount to Class C Securities:
            (b) Class C                                                        $       -         $       -          $     -
    13 Payment of any Unreimbursed Advances:                                   $       -         $       -          $     -
            (a) Payment of Trust Expenses                                      $       -         $       -          $     -
            (b) Payment of Servicing Fees                                      $       -         $       -          $     -
            (c) Payment of Administration Fees                                 $       -         $       -          $     -
            (d) Payment of Irish Paying Agent                                  $       -         $       -          $     -
            (e) Payment of Back-up Administration Fees                         $       -         $       -          $     -
            (f) Payment to First Marblehead Corporation                        $       -         $       -          $     -
    14 On and after 10% Pool Balance Distribution Date,                        $       -         $       -          $     -
            (a) Is a Turbo Parity Trigger in effect?                               No
            (b) Has a TERI Turbo Trigger occurred?                                 No
    15 Remaining Funds to owner trust certificateholders                       $       -         $       -          $     -

NATIONAL COLLEGIATE STUDENT LOAN TRUST 2004-2

COLLECTION PERIOD                             10/28/04     TO     11/30/04
MONTHLY DISTRIBUTION DATE                     12/27/04

----------------------------------------------------------------------------------------------------------
IV  PARITY CALCULATIONS (EXCLUDES TERI PLEDGE FUND)                                 10/28/04      11/30/04
----------------------------------------------------------------------------------------------------------
        1  Senior Parity (Pool Balance + Trust Accounts / Class A Securities) (a)   105.24%       105.74%
        2  Total Parity (Pool Balance + Trust Accounts / Securities) (a)             94.69%        95.13%
----------------------------------------------------------------------------------------------------------
(a) Parity ratio calculations include all Securities including A-5-2 securities issued in a privately negotiated transaction
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
V   PORTFOLIO CHARACTERISTICS BY PAYMENT STATUS
----------------------------------------------------------------------------------------------------------------
                                                     WAC                  # OF LOANS                 %
---------------------------------------    ---------------------   ---------------------   ---------------------
Payment Status                             10/31/04     11/30/04   10/31/04     11/30/04   10/31/04     11/30/04
---------------------------------------    --------     --------   --------     --------   --------     --------
Interim (1)
            In School                       6.25%          6.26%     59,346      58,756     86.82%        86.03%
----------------------------------------------------------------------------------------------------------------
TOTAL INTERIM                                                        59,346      58,756     86.82%        86.03%
----------------------------------------------------------------------------------------------------------------
REPAYMENT
            ACTIVE
                Current                     6.01%          5.99%      8,743       9,362     12.79%        13.71%
                31-60 Days Delinquent       6.55%          5.79%        185          47      0.27%         0.07%
                61-90 Days Delinquent       5.97%          6.62%         32          47      0.05%         0.07%
                91-120 Days Delinquent      6.31%          6.09%          3          20      0.00%         0.03%
                121-150 Days Delinquent     5.10%          0.00%          2           -      0.00%         0.00%
                151-180 Days Delinquent     0.00%          5.10%          -           2      0.00%         0.00%
                > 180 Days Delinquent       0.00%          0.00%          -           -      0.00%         0.00%
            FORBEARANCE                     5.31%          5.34%         45          66      0.07%         0.10%
----------------------------------------------------------------------------------------------------------------
TOTAL REPAYMENT                                                       9,010       9,544     13.18%        13.97%
----------------------------------------------------------------------------------------------------------------
GRAND TOTAL                                                          68,356      68,300     100.00%      100.00%
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT                             %
--------------------------------------     ----------------------------          -----------------------
Payment Status                             10/31/04            11/30/04          10/31/04       11/30/04
--------------------------------------     --------            --------          --------       --------
Interim (1)
            In School                      $ 689,878,357.59     $684,401,497.29     86.22%       85.79%
--------------------------------------------------------------------------------------------------------
TOTAL INTERIM                              $ 689,878,357.59     $684,401,497.29     86.22%       85.79%
--------------------------------------------------------------------------------------------------------
REPAYMENT
            ACTIVE
                Current                    $ 107,315,142.17     $111,433,488.95     13.41%       13.97%
                31-60 Days Delinquent      $   2,018,860.11     $    465,260.83      0.25%        0.06%
                61-90 Days Delinquent      $     313,116.04     $    496,471.19      0.04%        0.06%
                91-120 Days Delinquent     $       8,036.98     $    200,481.30      0.00%        0.03%
                121-150 Days Delinquent    $      47,996.34     $          -         0.01%        0.00%
                151-180 Days Delinquent    $          -         $     47,996.34      0.00%        0.01%
                > 180 Days Delinquent      $          -         $          -         0.00%        0.00%
            FORBEARANCE                    $     526,346.62     $    734,153.63      0.07%        0.09%
--------------------------------------------------------------------------------------------------------
TOTAL REPAYMENT                            $ 110,229,498.26     $113,377,852.24     13.78%       14.21%
--------------------------------------------------------------------------------------------------------
GRAND TOTAL                                $ 800,107,855.85     $797,779,349.53    100.00%      100.00%
--------------------------------------------------------------------------------------------------------


(1) Loans in Interim Status have not yet had a scheduled payment.

NATIONAL COLLEGIATE STUDENT LOAN TRUST 2004-2

COLLECTION PERIOD                             10/28/04     TO     11/30/04
MONTHLY DISTRIBUTION DATE                     12/27/04

-----------------------------------------------------------------------------------------------------
VI  PORTFOLIO CHARACTERISTICS BY BORROWER TYPE AND SCHOOL TYPE
-----------------------------------------------------------------------------------------------------
                                      10/31/04                                  11/30/04
-----------------------------------------------------------------------------------------------------
Borrower Type                        PRINCIPAL AMOUNT        %        PRINCIPAL AMOUNT        %
-----------------------------------------------------------------------------------------------------
Creditworthy Cosigned Loans          $653,728,440.62       81.71%     $651,898,176.43      81.71%
Creditworthy Non-Cosigned Loans      $144,787,579.26       18.10%     $144,287,613.15      18.09%
Creditready Loans                    $  1,591,835.97        0.20%     $  1,593,559.95       0.20%
----------------------------------------------------------------------------------------------------
TOTAL                                $800,107,855.85      100.00%     $797,779,349.53     100.00%
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                      10/31/04                         11/30/04
----------------------------------------------------------------------------------------------------
School Type                          PRINCIPAL AMOUNT        %        PRINCIPAL AMOUNT        %
----------------------------------------------------------------------------------------------------
2 Year Private                       $  8,201,479.21        1.03%     $  8,179,526.60       1.03%
2 Year Public                        $ 94,484,747.34       11.81%     $ 94,348,562.34      11.83%
4 Year Private                       $177,215,733.42       22.15%     $176,706,700.05      22.15%
4 Year Public                        $373,700,674.34       46.71%     $372,677,680.76      46.71%
Graduate                             $ 88,656,861.53       11.08%     $ 88,565,153.50      11.10%
K-12                                 $ 23,555,404.28        2.94%     $ 23,133,082.90       2.90%
Proprietary                          $ 34,292,955.73        4.29%     $ 34,168,643.38       4.28%
TOTAL                                $800,107,855.85      100.00%     $797,779,349.53      100.00%



----------------------------------------------------------------------------------------------
VII   DEFAULT DETAIL
----------------------------------------------------------------------------------------------
                                                          10/31/2004            11/30/2004
----------------------------------------------------------------------------------------------
                                                       PRINCIPAL AMOUNT      PRINCIPAL AMOUNT
----------------------------------------------------------------------------------------------
A.     Cumulative Claims Filed to TERI(1)                $ 11,209.42            $ 78,021.92
B.     Cumulative Gross Default Rate (2)                       0.01%                  0.07%
C.     Claims Cancelled (Non-Default)                    $      -               $      -
D.     Cumulative Net Default Rate (3)                         0.01%                  0.07%
E.     Cumulative Claim Payments Made by TERI            $      -               $      -
F.     Claims in Process                                 $ 11,209.42            $ 78,021.92
G.     Cumulative Claims Rejected (subject to cure)
       aged 24 months or more:                           $      -               $      -
H.     Is TERI Principal Trigger in effect?                     No
       Is TERI Turbo Trigger in effect?                         No


(1) Cumulative principal balance of student loans subject to a TERI guaranty event as of the last day of the Collection Period.
(2) Section VII.A divided by the principal balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the Trust.
(3) Section VII.A adjusted by ( C ) Claims Cancelled and returned to a non-default status divided by the cumulative principal balance defined in footnote (2).